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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 26, 2005


                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               DELAWARE               000-24439      33-0803204
      --------------------------- ------------------ ---------------------
      (STATE OR OTHER             (COMMISSION FILE   (IRS EMPLOYER
      JURISDICTION OF             NUMBER)            IDENTIFICATION NO.)
      INCORPORATION)

                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
                  --------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 559-4444


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

( ) WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)
( ) SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)
( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))
( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed, on September 12, 2005, Hines Nurseries, Inc. (the "Company"), a subsidiary of Hines Horticulture, Inc. ("Hines Horticulture"), negotiated and entered into the Real Property Purchase and Sale Agreement and Escrow Instructions (the "Agreement") with Quantum Ventures, LLC (the "Buyer") to sell approximately 121.92 acres of unimproved property located at 17455 SW 157th Avenue, Miami-Dade County, Florida (the "Property").

Pursuant to the original terms of the Agreement, the due diligence period commenced on the date of the Agreement and was extended by the Buyer in accordance with the Agreement until October 26, 2005. Effective on October 26, 2005, the parties orally agreed to amend the Agreement pursuant to which the diligence period was extended until October 31, 2005 and the anticipated closing date was extended to November 7, 2005, subject to certain closing conditions, including certain conditions which are outside the control of the Company.

As of the date of this filing, the Buyer's due diligence period has been completed and Hines Horticulture and the Company currently anticipate the Closing, if it occurs, will take place on November 7, 2005.

There are statements herein which are forward-looking statements. These forward-looking statements include, but are not limited to, statements about the consummation of the sale of the Property and the expected closing date under the Agreement. When used herein, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause Hines Horticulture's actual results to differ materially from those expressed or implied by these forward-looking statements. Among the factors or risks that could cause actual results or events to differ from those in the forward-looking statements contained herein include the fact that the Agreement, as amended, and the individual elements of the Agreement, as amended, and sale of the Property are subject to various conditions, including conditions outside the control of Hines Horticulture and the Company. There can be no assurance that the transactions contemplated by the Agreement, as amended, will close on a timely basis or at all.

You should not unduly rely on these forward-looking statements as they speak only as of the date hereof. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 1, 2005        HINES HORTICULTURE, INC.

                               By: /s/ Claudia M. Pieropan
                                   -----------------------
                                   Claudia M. Pieropan
                                   Chief Financial Officer, Secretary and
                                   Treasurer
                                   (principal financial and accounting officer)